Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]:
Subsequent Events [Text Block]

18. Subsequent Events:

(a) Declaration and payment of Dividends: On July 10, 2013, the Company declared a dividend for the second quarter ended June 30, 2013, of $0.27 per share, payable on August 7, 2013 to stockholders of record at the close of trading of the Company's common stock on the New York Stock Exchange on July 24, 2013.

(b)      Vessel delivery: On July 3, 2013, the Company took delivery of the second hand vessel X-press Padma (Note 5(b)).

(c) Costamare Ventures: In July 2013, in accordance with the Framework Agreement (Note 8), York participated with 51% in the share capital of the ship-owning companies of the vessels Petalidi (Note 6), Ensenada Express (Note 6) and X-Press Padma (Note 5(b) and (b) above) by contributing $16,044, in aggregate. The Company's participation of 49% in the share capital of these ship-owning companies will be accounted for as an Investment in affiliates.